SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2005

Insignia Solutions plc

(Exact name of Registrant as specified in its charter)

England and Wales	0-27012	Not Applicable

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

41300 CHRISTY STREET FREMONT, CALIFORNIA 94538 UNITED STATES OF AMERICA	THE MERCURY CENTRE, WYCOMBE LANE WOOBURN GREEN HIGH WYCOMBE, BUCKS HP10 0HH UNITED KINGDOM
(Address of principal executive offices) (Zip code)

(510) 360-3700
(44) 1628-539500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 10.97
EXHIBIT 99.1

Item 2.01 Completion of Acquisition or Disposition of Assets

On March 16, 2005, Insignia Solutions plc completed its acquisition of mi4e AB, a company incorporated under the laws of Sweden. mi4e provides client provisioning device-management software and services to mobile operators, virtual operators and value added service providers. The acquisition was completed pursuant to the closing of a Stock Purchase and Sale Agreement (the “Acquisition Agreement”) between Insignia and Kenora Ltd, a company incorporated under the laws of Hong Kong, and Noel Mulkeen and Anders Furehed, the sole shareholders of Kenora (the “Sellers”). mi4e is a wholly-owned subsidiary of Korrogo Technologies, Ltd., a company incorporated under the laws of England and Wales and a wholly-owned subsidiary of Kenora. Thus, on the closing of the Stock Purchase and Sale Agreement, mi4e became an indirectly wholly-owned subsidiary of Insignia. In addition, upon the closing, Noel Mulkeen and Anders Furehed became employees of Insignia, and Mr. Furehed was appointed to the executive office of Senior Vice President of European Operations. The consideration paid in the acquisition consisted of (i) 2,969,692 American depositary shares (ADSs) representing ordinary shares of Insignia Solutions, which were issued in a private placement to the Sellers at the closing, (ii) up to 989,896 ADSs, which will become issuable to the Sellers on March 31, 2006, subject to offset for the Sellers’ indemnification obligations under the Acquisition Agreement, and (iii) up to euros 700,000 in a potential cash earnout based on a percentage of future revenue collected from sales of existing mi4e products. Insignia Solutions will file a registration statement on Form S-3 to register the resale of the shares issued to the Sellers at closing within 3 business days after the company has filed its Annual Report on Form 10-K for the year ended December 31, 2004.

Item 9.01. Financial Statements and Exhibits

     (a) Financial Statements of Business Acquired.

     The financial statements required by this item are not included in this report on Form 8-K. Such financial statements will be filed by amendment to this report on Form 8-K/A as soon as they are available, but in no event later than seventy one (71) days after the date that the initial report on Form 8-K must be filed.

     (b)  Pro Forma Financial Information.

     The Pro Forma financial information required by this item is not included in this report on Form 8-K. Such Pro Forma financial information will be filed by amendment to this report on Form 8-K/A as soon as it is available, but in no event later than seventy one (71) days after the date that the initial report on Form 8-K must be filed.

     (c) Exhibits.

10.90(1)	Stock Purchase and Sale Agreement dated February 9, 2005 between, among others, Insignia Solutions plc, Kenora Ltd and the Sellers (as defined therein).
10.97	Registration Rights Agreement dated March 16, 2005 between Insignia, Noel Mulkeen and Anders Furehed.
99.1	Press release dated March 17, 2005

(1) Incorporated by reference to the exhibit of the same number from Registrant’s Current Report on Form 8-K filed on February 10, 2005(Items 1.01 and 9.01).

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Insignia Solutions plc (Registrant)
Date: March 22, 2005	By:	/s/ Mark McMillan
Mark McMillan
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
No.	Description
10.90(1)	Stock Purchase and Sale Agreement dated February 9, 2005 between, among others, Insignia Solutions plc, Kenora Ltd and the Sellers (as defined therein).
10.97	Registration Rights Agreement dated March 16, 2005 between Insignia, Noel Mulkeen and Anders Furehed.
99.1	Press release dated March 17, 2005

(1) Incorporated by reference to the exhibit of the same number from Registrant’s Current Report on Form 8-K filed on February 10, 2005(Items 1.01 and 9.01)